CMA


CMA NORTH CAROLINA
MUNICIPAL MONEY FUND

Semi-Annual Report



















September 30, 1996


MERRILL LYNCH
BULL LOGO




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper



To Our Shareholders:


For the six-month period ended September 30, 1996, CMA North
Carolina Municipal Money Fund paid shareholders a net annualized yield of 2.79%*. As of September 30, 1996, the Fund's 7-day yield was 3.01%.

The Environment
Although the US stock and bond markets rallied late in the six-month period ended September 30, 1996, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

Investment Outlook and Strategy
During the six months ended September 30, 1996, North Carolina's economy continued to show signs of strength. For example, the State's unemployment rate in June was reported at 4.2%, decreasing 0.1% from one year ago. This was below the national unemployment rate of 5.3%, which was also slightly less than one year ago. Additionally, the State's July non-farm employment increased 1.9% from last year, for an increase of nearly 67,000 jobs. Moreover, the State's July residential building permits, which reflect future construction activity, increased by 37.3% as compared to July 1995.

As the second half of the year began, the State stood to lose its ability to provide incentives for corporations to relocate and conduct business there. This is in response to the fact that during July, the North Carolina General Assembly adjourned without passing a State budget. As a result, some very important issues were left unresolved. These issues included recommendations to reduce corporate income tax by 1% as well as provide additional income tax relief by instituting tax credits. Furthermore, the session also ended without renewing funds for recruiting new businesses, which could leave North Carolina at a disadvantage to neighboring South Carolina, Alabama and Georgia who are luring big corporations with millions of dollars in cash. In the past three years North Carolina's business recruiters have handed out more than $12 million in cash incentives to entice companies.

During the six-month period ended September 30, 1996, the majority of economic data reported pointed to strong domestic growth. For example, final revision to second-quarter gross domestic product showed the economy grew at an impressive 4.7% during this period. Thus, with the increasing probability that the Federal Reserve Board would tighten monetary policy, we opted to maintain a relatively short average portfolio maturity in the 30-day range for the first half of the six-month period. Additionally, in response to a flat yield curve during a majority of this period, the Fund benefited by maintaining a relatively defensive posture. During this time, we used commercial paper to modestly extend the Fund's maturity when appropriate as we awaited more attractive fixed-rate yields resulting from both the anticipation of tighter monetary policy and traditional market supply during July and August.

As we entered the second half of the six-month period ended
September 30, 1996, it became more evident that the Federal Reserve Board was comfortable in the fact that current economic growth was not strong enough to cause any significant inflationary pressures. Furthermore, with supply entering the market during the second half of this period, the short-term tax-exempt yield curve steepened, with interest rates on one-year paper approaching 4.0%. Consequently, with the expectation that monetary policy may be on hold, we extended the Fund's average portfolio maturity to the 45-day range by July 31, 1996. Once again North Carolina's short-term issuance was meager, limiting the Fund's means of extension during a majority of this period. During the six-month period ended September 30, 1996, North Carolina's short-term fixed-rate issuance totaled $56.3 million. Finally, diversification and credit quality remain paramount to the Fund, and we will continue to closely monitor the everchanging marketplace.

In Conclusion
We thank you for your continued support of CMA North Carolina
Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Darrin J. San Fillippo)
Darrin J. San Fillippo
Vice President and Portfolio Manager



October 29, 1996



Portfolio Abbreviations for CMA North Carolina Municipal Money Fund


ACES SM  Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
CP       Commercial Paper
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996                                                            (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                                   Issue                                              (Note 1a)
North               $ 1,000   Beaufort County, North Carolina, Industrial Facilities and Pollution
Carolina--91.3%               Control Financing Authority Revenue Bonds (Texasgulf, Inc. Project),
                              VRDN, 3.90% due 12/01/2000 (a)                                                  $    1,000
                      1,095   Beaufort County, North Carolina, Refunding and Improvement Bonds, UT,
                              4% due 2/01/1997 (b)                                                                 1,098
                      6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc.
                              Project), VRDN, AMT, 3.95% due 9/01/2011 (a)                                         6,600
                      3,000   Carteret County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, PCR (Texasgulf, Inc. Project), VRDN,
                              3.80% due 10/01/2005 (a)                                                             3,000
                        800   Catawba County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Lukens Steel Co. Project),
                              VRDN, AMT, 4% due 12/01/2009 (a)                                                       800
                        950   Charlotte, North Carolina, Refunding Bonds, GO, UT, 4.20% due 2/01/1997                953
                      8,500   Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care
                              System Revenue Bonds, VRDN, Series C, 3.85% due 1/15/2026 (a)                        8,500
                              Craven County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Resources Bonds (Cravenwood Energy Project), VRDN, AMT (a):
                      3,800     Series B, 4% due 5/01/2011                                                         3,800
                      3,600     Series C, 4% due 5/01/2011                                                         3,600
                              Cumberland County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Revenue Refunding Bonds (Monsanto Co.
                              Project), VRDN (a):
                      1,715     3.85% due 6/01/2012                                                                1,715
                        600     3.85% due 10/01/2014                                                                 600
                              Duplin County, North Carolina, Water District, BAN, UT (c):
                      5,284     Series F, 3.79% due 3/27/1997                                                      5,286
                      3,501     Series G, 3.85% due 3/27/1997                                                      3,502
                              Durham County, North Carolina, Public Improvement Bonds, UT:
                      1,000     7% due 2/01/1997 (e)                                                               1,030
                      1,000     VRDN, 3.65% due 5/01/2009 (a)                                                      1,000
                      1,000     VRDN, 3.65% due 5/01/2010 (a)                                                      1,000
                      1,000     VRDN, 3.65% due 5/01/2011 (a)                                                      1,000
                      1,000   Forsyth County, North Carolina, GO, UT, 4.70% due 2/01/1997                          1,005
                      2,800   Gaston County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Mount Holly Enterprises/Queens
                              G.P. Inc.), VRDN, AMT, 4% due 5/01/2004 (a)                                          2,800
                        950   Gaston County, North Carolina, Public Improvement Bonds, UT, 4.90% due
                              3/01/1997 (d)                                                                          956
                              Granville County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds, VRDN, AMT (a):
                      4,000     (Mayville Metal Production Project), 3.75% due 5/23/2020                           4,000
                      2,155     (Tuscarora Plastics, Inc. Project), 4% due 12/01/2001                              2,155

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONTINUED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                   Issue                                            (Note 1a)
North Carolina      $   500   Greene County, North Carolina, Industrial Facilities and Pollution
(continued)                   Control Financing Authority, IDA, Revenue Bonds (Federal Paper Board
                              Company, Inc. Project), VRDN, AMT, 3.95% due 11/01/2009 (a)                       $    500
                              Guilford County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds, VRDN, AMT (a):
                        900     (Pharmagraphics Inc. Project), 4% due 9/01/2010                                      900
                      7,500     (US Woven Label Project), 3.95% due 1/01/2013                                      7,500
                     27,715   Halifax County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Exempt Facilities-Westmoreland
                              Project), VRDN, AMT, 4.05% due 12/01/2019 (a)                                       27,715
                      5,000   High Point, North Carolina, Public Improvement Bonds, BAN, UT, Series A,
                              3.75% due 3/12/1997                                                                  5,000
                              Iredell County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds:
                      4,000     (Purina Mills Inc. Project), VRDN, AMT, 3.95% due 7/01/2020 (a)                    4,000
                      8,300     (Rubbermaid Specialty Products, Inc.), 3.85% due 6/01/1997                         8,300
                      3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (West Co. Nebraska, Inc. Project), VRDN,
                              3.95% due 10/01/2005 (a)                                                             3,700
                      9,100   Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hof Textiles Inc. Project), VRDN, AMT,
                              3.95% due 10/01/2011 (a)                                                             9,100
                      8,500   Mecklenberg County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, IDR (Rexroth Corporation Project), VRDN,
                              AMT, 3.95% due 9/01/2016 (a)                                                         8,500
                              Mecklenberg County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds, VRDN (a):
                      2,000     (Edgecomb Metals Company Project), 3.80% due 12/01/2009                            2,000
                        900     (Flawa Corporation Project), AMT, 3.70% due 12/01/2008                               900
                      1,500     (Griffith Micro Science Project), AMT, 3.95% due 11/01/2007                        1,500
                      1,000   Mecklenburg County, North Carolina, UT, Series A and B, 6.60% due 4/01/1997          1,015
                      1,055   New Hanover County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Interroll Corp. Project), VRDN,
                              4% due 11/01/2003 (a)                                                                1,055

                      3,200   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                              CP, Series B, 3.60% due 12/11/1996                                                   3,200
                              North Carolina Educational Facilities Finance Agency Revenue Bonds, VRDN (a):
                      1,500     (Bowman Grey School of Medicine Project), 3.90% due 9/01/2020                      1,500
                      1,500     (Duke University Project), Series A, 3.75% due 6/01/2027                           1,500
                              North Carolina Medical Care Commission, Hospital Revenue Bonds, VRDN (a):
                      3,300     (Duke University Hospital Project), Series B, 3.75% due 6/01/2015                  3,300
                      3,500     (Duke University Hospital Project), Series C, 3.75% due 6/01/2015                  3,500
                      2,130     (Duke University Hospital Project), Series D, 3.75% due 6/01/2015                  2,130
                      3,700     (Pooled Financing Project), ACES, 3.80% due 4/01/2012                              3,700
                        200     Refunding (Moses H. Cone Memorial Hospital Project), 3.80% due 10/01/2023            200
                              North Carolina Municipal Power Agency, Electric Revenue Bonds
                              (No. 1 Catawba), CP:
                      7,500     3.50% due 10/11/1996                                                               7,500
                      7,600     3.50% due 10/23/1996                                                               7,600
                      5,000     3.70% due 1/10/1997                                                                5,000
                      8,500     3.65% due 2/10/1997                                                                8,500
                      2,000   North Carolina State Port Authority, Docks and Wharves Facility Revenue
                              Bonds (Morehead City Terminals), VRDN, AMT, 4% due 1/01/2016 (a)                     2,000


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                                   Issue                                            (Note 1a)
North Carolina      $ 1,169   Old Fort, North Carolina, BAN, UT, 3.68% due 11/20/1996 (c)                       $  1,169
(concluded)           1,000   Orange County, North Carolina, GO, UT, 5.30% due 2/01/1997                           1,006
                     12,000   Person County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Solid Waste Disposal Revenue Bonds (Carolina Power
                              and Light Company), DATES, VRDN, AMT, 4.10% due 11/01/2016 (a)                      12,000
                      1,405   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Purpose-Cessna Aircraft Company Project), VRDN, AMT, 4% due
                              10/01/2012 (a)                                                                       1,405
                      1,000   Raleigh, North Carolina, Public Improvement Bonds, UT, 6.80% due 2/01/1997           1,012
                        600   Raleigh-Durham, North Carolina, Airport Authority, Special Facility Revenue
                              Refunding Bonds (American Airlines), VRDN, Series B, 3.95% due 11/01/2015 (a)          600
                        700   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Reynolds Metals Company Project),
                              3.60% due 12/01/1996                                                                   700
                      2,225   Tabor City, North Carolina, BAN, UT, 3.70% due 11/06/1996 (c)                        2,225
                      5,100   University of North Carolina, Chapel Hill School of Medicine and Ambulatory
                              Care Clinic Revenue Bonds, VRDN, 3.85% due 7/01/2012 (a)                             5,100
                      4,500   Wake County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Carolina Power and Light Company
                              Project), VRDN, Series C, 4% due 10/01/2015 (a)                                      4,500
                      2,000   Wayne County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Revenue Refunding Bonds (General Signal), VRDN,
                              3.90% due 12/01/2000 (a)                                                             2,000
                        800   Wilson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (North Carolina Chip Co. Project), VRDN, 4% due
                              1/01/2000 (a)                                                                          800
                      1,350   Winston-Salem, North Carolina, Urban Redevelopment, Mortgage Revenue
                              Refunding Bonds (Summit Square Garden Apartments), CP, 3.60% due 10/15/1996          1,350
                      4,500   Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, CP,
                              3.60% due 10/15/1996                                                                 4,500

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank, CP:
8.3%                  3,500     3.60% due 10/01/1996                                                               3,500
                      4,200     3.50% due 10/15/1996                                                               4,200
                      4,000     3.60% due 10/24/1996                                                               4,000
                      4,000     3.70% due 11/07/1996                                                               4,000
                              Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities Financing Authority Revenue Bonds:
                      1,750     (Abbott Labs Project), 3.41% due 3/01/1997                                         1,751
                      2,940     (Dickinson & Co.), 3.50% due 3/01/1997                                             2,941

                              Total Investments (Cost--$245,474*)--99.6%                                         245,474

                              Other Assets Less Liabilities--0.4%                                                    967
                                                                                                                --------
                              Net Assets--100.0%                                                                $246,441
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at September 30, 1996.
(b)MBIA Insured.
(c)Bank Qualified.
(d)AMBAC Insured.
(e)Prerefunded.
  *Cost for Federal income tax purposes.

   See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996
Assets:
Investments, at value (identified cost--$245,474,085) (Note 1a)                                            $ 245,474,085
Cash                                                                                                              77,256
Receivables:
 Securities sold                                                                          $   4,110,211
 Interest                                                                                     1,024,993        5,135,204
                                                                                          -------------
Deferred organization expenses (Note 1d)                                                                           1,243
Prepaid registration fees and other assets (Note 1d)                                                              32,916
                                                                                                           -------------
Total assets                                                                                                 250,720,704
                                                                                                           -------------
Liabilities:
Payables:
 Securities purchased                                                                         4,000,000
 Investment adviser (Note 2)                                                                    107,987
 Distributor (Note 2)                                                                            65,034
 Dividends to shareholders (Note 1e)                                                                 46
 Beneficial interest redeemed                                                                        13        4,173,080
                                                                                          -------------
Accrued expenses and other liabilities                                                                           106,415
                                                                                                           -------------
Total liabilities                                                                                              4,279,495
                                                                                                           -------------
Net Assets                                                                                                 $ 246,441,209
                                                                                                           =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
shares authorized                                                                                          $  24,648,053
Paid-in capital in excess of par                                                                             221,832,474
Accumulated realized capital losses--net (Note 4)                                                                (39,318)
                                                                                                           -------------
Net Assets--Equivalent to $1.00 per share based on 246,480,527 shares of
beneficial interest outstanding                                                                            $ 246,441,209
                                                                                                           =============



See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
Investment Income (Note 1c):
Interest and amortization of premium earned                                                                $   4,756,004

Expenses:
Investment advisory fees (Note 2)                                                         $     675,977
Distribution fees (Note 2)                                                                      166,667
Transfer agent fees (Note 2)                                                                     32,528
Accounting services (Note 2)                                                                     30,652
Professional fees                                                                                24,723
Registration fees (Note 1d)                                                                      20,418
Custodian fees                                                                                   13,331
Printing and shareholder reports                                                                 12,155
Pricing fees                                                                                      3,426
Trustees' fees and expenses                                                                       1,296
Amortization of organization expenses (Note 1d)                                                     642
Other                                                                                             1,668
                                                                                          -------------
Total expenses                                                                                                   983,483
                                                                                                           -------------
Investment income--net                                                                                         3,772,521
Realized Loss on Investments--Net (Note 1c)                                                                       (2,949)
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   3,769,572
                                                                                                           =============



See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six        For the
                                                                                          Months Ended      Year Ended
                                                                                          September 30,      March 31,
Increase (Decrease) in Net Assets:                                                            1996             1996
Operations:
Investment income--net                                                                    $   3,772,521    $   8,169,520
Realized loss on investments--net                                                                (2,949)          (7,855)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          3,769,572        8,161,665
                                                                                          -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (3,772,521)      (8,169,520)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (3,772,521)      (8,169,520)
                                                                                          -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            354,781,606      854,050,473
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                     3,772,661        8,167,035
                                                                                          -------------    -------------
                                                                                            358,554,267      862,217,508
Cost of shares redeemed                                                                    (386,020,528)    (867,003,212)
                                                                                          -------------    -------------
Net decrease in net assets derived from beneficial interest transactions                    (27,466,261)      (4,785,704)
                                                                                          -------------    -------------
Net Assets:
Total decrease in net assets                                                                (27,469,210)      (4,793,559)
Beginning of period                                                                         273,910,419      278,703,978
                                                                                          -------------    -------------
End of period                                                                             $ 246,441,209    $ 273,910,419
                                                                                          =============    =============


See Notes To Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Sept. 30,      For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                  1996      1996      1995      1994       1993
Per Share Operating Performance:
Net asset value, beginning of period                                  $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .01        .03       .03       .02        .02
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .01        .03       .03       .02        .02
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.01)      (.03)     (.03)     (.02)      (.02)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
Total Investment Return                                                  2.79%*     3.13%     2.61%     1.85%      2.25%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses, net of reimbursement                                            .73%*      .69%      .62%      .61%       .57%
                                                                      ========   ========  ========  ========   ========
Expenses                                                                  .73%*      .74%      .72%      .71%       .73%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   2.78%*     3.08%     2.58%     1.84%      2.20%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of period (in thousands)                              $246,441   $273,910  $278,704  $293,452   $235,384
                                                                      ========   ========  ========  ========   ========

*Annualized.


See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA NORTH CAROLINA
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1996, the Fund had a net capital loss carryforward of approximately $28,000, of which $5,000 expires in 2001, $10,000 expires in 2002, and $13,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


CMA NORTH CAROLINA
MUNICIPAL MONEY FUND

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Darrin J. San Fillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].


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